                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 12, 2000



                            BALANCED CARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       1-13845                       25-1761898
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
        incorporation)



               1215 MANOR DRIVE, MECHANICSBURG, PENNSYLVANIA 17055 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 717-796-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On January 12, 2000, the Company completed the sale of its Missouri operations to Christian Health Care of Missouri, Inc. and certain of its affiliates (collectively, "CHM") pursuant to an Asset Purchase Agreement dated October 15, 1999 (as amended, the "Asset Purchase Agreement"). The Company sold its leasehold interests in eight skilled nursing facilities and nine assisted and independent living facilities, together with the operations of those facilities. The Company sold its real property interests and operations, in two skilled nursing facilities.

The aggregate consideration paid by CHM to the Company for the assets was (i) $51,000,000 in assumed lease obligations, (ii) $6,675,000 in cash, (iii) $525,000 pursuant to a First Promissory Note dated January 12, 2000 (the "First Promissory Note"), and (iv) $2,000,000 pursuant to a Second Promissory Note dated January 12, 2000 (the "Second Promissory Note"). The aggregate consideration was determined based on arms' length negotiations.

Under the First Promissory Note, CHM must pay 48 equal monthly installments of $13,315, consisting of principal and interest on the 1st day of each calendar month commencing on February 1, 2000 and continuing until January 1, 2004. Except as otherwise provided in the First Promissory Note, interest accrues at the fixed rate of 10% per annum. The First Promissory Note may be prepaid at any time without premium or penalty.

Under the Second Promissory Note, CHM must pay six equal monthly installments of interest only on the 1st day of each calendar month commencing on February 1, 2000 and continuing until July 1, 2000. Thereafter, CHM must pay 24 equal monthly installments of $91,140, consisting of principal and interest commencing on August 1, 2000 and continuing until July 1, 2002. Except as otherwise provided in the Second Promissory Note, interest accrues at the fixed rate of 8.75% per annum. The Second Promissory Note may be prepaid at any time without premium or penalty. Under certain circumstances as more specifically set forth in the Second Promissory Note, CHM must make a mandatory prepayment of all outstanding principal and interest thereunder.

In 1996, Meditrust Mortgage Investments, Inc. (together with its affiliates, "MT") loaned $41,385,000 (the "Hawthorn Loan") to Hawthorn Health Properties, Inc. and its subsidiaries (collectively, "HHP") pursuant to a Loan Agreement dated August 30, 1996 (the "Hawthorn Loan Agreement") for HHP to purchase seven skilled nursing facilities and three assisted/independent living facilities (which constitute a portion of the facilities whose leasehold interests were transferred to CHM). HHP simultaneously leased the facilities to certain wholly-owned subsidiaries of the Company pursuant to those certain Facility Lease Agreements dated August 30, 1996 (collectively, the "Facility Lease Agreements").

MT required the following as conditions to its consent to the transfer of the leasehold interests in the HHP facilities to CHM:

         - The Company, CHM, HHP and MT enter into an Omnibus Assignment and Assumption Agreement, Amendment to Loan Documents, Amendment to Lease Documents, Termination of Lease Documents, Consent to Assignment and Confirmation of Guaranties dated as of January 12, 2000 (the "Omnibus Agreement").

         - The Company and Dixon Management, Inc., a wholly-owned subsidiary of the Company ("DM"), remain as guarantors of CHM's lease obligations pursuant to the Guaranties previously given by the Company and DM in August 1996 (the "Existing Guaranties") with respect to the Facility Lease Agreements.

         - The Company enter into a Guaranty dated as of January 12, 2000 (the "BCC Guaranty") in favor of MT to guaranty the obligations of HHP under the Hawthorn Loan.

         - The Company, Balanced Care at Stafford, Inc., a wholly-owned subsidiary of the Company ("Stafford"), and MT enter into a Cross-Default Agreement dated as of January 12, 2000 (the "Cross-Default Agreement") that provides that an "Event of Default" under the Hawthorn Loan Agreement will constitute an "Event of Default" under the Facility Lease Agreement dated June 30, 1998 (the "Stafford Facility Lease Agreement") between MT and Stafford.

         - CHM pay a $4,000,000 payment on the Hawthorn Loan on January 12, 2000 (without any prepayment penalty or premium).

The Existing Guaranties, the BCC Guaranty and the Cross-Default Agreement will terminate in accordance with the Termination Agreement dated as of January 12, 2000 (the "Termination Agreement") entered into by and among the Company, HHP, MT and the other parties referred to therein. Subject to the provisions of the Termination Agreement:

         - The Existing Guaranties and the BCC Guaranty will terminate on the earlier to occur of (a) the complete payment and performance of the obligations under the Hawthorn Loan or (b) the Termination Date (as defined below).

         - The Cross-Default Agreement will terminate on the earlier to occur of (a) the Termination Date or (b) such time, if any, as the Leased Property (as defined in the Stafford Facility Lease Agreement) is transferred in accordance with the provisions of the Option Agreement dated as of December 30, 1999 by and among MT, the Company and the other parties thereto.

As used herein, "Termination Date" means the later to occur of (y) December 31, 1999 and (z) the date upon which the HHP facilities have achieved a combined Debt Coverage Ratio (as defined in the Termination Agreement) for the prior fiscal quarter equal to or greater than 1.1 to 1.

In May and August 1997, the Company entered into Lease and Security Agreements (collectively, the "Lease and Security Agreements") with Health Care Realty Trust (together with its affiliates, "HCRT") for four assisted/independent living facilities (which constitute a portion of the facilities whose leasehold interests were transferred to CHM). In order to induce HCRT to consent to the transfer of the leasehold interests of these four facilities to CHM, the Company was required to remain as guarantor of CHM's lease obligations pursuant to the Guaranties previously given by the Company in 1997 with respect to the Lease and Security Agreements.

The Asset Purchase Agreement, the First Promissory Note, the Second Promissory Note, the Omnibus Agreement, the BCC Guaranty, the Termination Agreement and the Cross-Default Agreement are attached hereto as exhibits and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Begins on page 7 of this Current Report.

(c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K Pursuant to Item 601 of Regulation S-K:

         Exhibit
         Number   Description

         10.1 Asset Purchase Agreement dated October 15, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.2 First Amendment to Asset Purchase Agreement dated October 21, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.3 Second Amendment to Asset Purchase Agreement dated November 30, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.4 Third Amendment to Asset Purchase Agreement dated December 31, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.5 Fourth Amendment to Asset Purchase Agreement dated January 7, 2000 by and between Balanced Care

                  Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.6 Promissory Note (First) dated January 12, 2000 made by Christian Health Care of Missouri, Inc., Christian Health Care Terraces, Inc., Regional Care of Nevada, LLC, Regional Care of Republic, LLC and Cornerstone Health Care, Inc. in favor of Balanced Care Corporation (filed herewith)

         10.7 Promissory Note (Second) dated January 12, 2000 made by Christian Health Care of Missouri, Inc., Christian Health Care Terraces, Inc., Regional Care of Nevada, LLC, Regional Care of Republic, LLC and Cornerstone Health Care, Inc. in favor of Balanced Care Corporation (filed herewith)

         10.8 Omnibus Assignment and Assumption Agreement, Amendment of Loan Documents, Amendment of Lease Documents, Termination of Lease Documents, Consent to Assignment and Confirmation of Guaranties dated as of January 12, 2000 by and among Hawthorn Health Properties, Inc., National Care Centers of Hermitage, Inc., National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc., Mt. Vernon Park Care Center West, Inc., BCC at Lebanon Care Center, Inc., BCC at Lebanon Park Manor, Inc., BCC at Nixa Park Center, Inc., BCC at Springfield Care Center, Inc., BCC at Mt. Vernon Park Care Center, Inc., BCC at Mt. Vernon Park Care Center West, Inc., BCC at Hermitage Park Care Center, Inc., Balanced Care Corporation, Dixon Management, Inc., Meditrust Mortgage Investments, Inc., Christian Health Care of Missouri, Inc., Cornerstone Properties Investment II, LLC, Cornerstone Health Care, Inc., Christian Health Care Personnel Services, Inc., Christian Health Care, Inc., Christian Health Care of Hermitage, Inc., Christian Health Care of Lebanon North, Inc., Christian Health Care of Springfield West Park, Inc., Christian Health Care of Springfield West, Inc., Christian Health Care of Lebanon South, Inc., Christian Health Care of Springfield East, Inc., Christian Health Care of Nixa, Inc. and Alington D. Kilgore (filed herewith)

         10.9 Guaranty (BCC) dated as of January 12, 2000 given by Balanced Care Corporation in favor of Meditrust Mortgage Investments, Inc. (filed herewith)

         10.10 Termination Agreement dated as of January 12, 2000 by and among Meditrust Mortgage Investments, Inc., New Meditrust Company LLC, Hawthorn Health Properties, Inc., National Care Centers of Hermitage, Inc., National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc., Mt. Vernon Park Care Center West, Inc., Balanced Care Corporation, Dixon Management, Inc. and Balanced Care at Stafford, Inc. (filed herewith)

         10.11 Cross-Default Agreement dated as of January 12, 2000 by and among Balanced Care at Stafford, Inc., New Meditrust Company LLC, Meditrust Mortgage Investments, Inc. and Balanced Care Corporation (filed herewith)

         10.12 Option Agreement by and among New Meditrust Company LLC, IPC Advisors S.a.r.l. and Balanced Care Corporation dated as of December 30, 1999 (incorporated by reference to Exhibit 10.2 to the Company's 8-K dated December 15, 1999)

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


The accompanying unaudited pro forma financial information gives effect to the divestiture of the operations of the Company's Missouri operations, as discussed in Item 2 of this Current Report.

The column captioned "Consolidated Pro Forma" reflects the divestiture as if it had occurred prior to the beginning of the period reported in the Statement of Operations, and as if it had occurred on the date of the Balance Sheet.

The pro forma data is based on the historical financial statements of the Company and gives effect to the adjustments (which the Company believes to be reasonable) described in the accompanying Notes to Unaudited Pro Forma Financial Information. Assets sold are recorded at their estimated fair values as of the date of divestiture. The pro forma adjustments reflected in the following data are estimated and, in management's opinion, are not expected to differ materially from the actual adjustments.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

                                                                                THE COMPANY    PRO FORMA     CONSOLIDATED
                                                                                  ACTUAL       ADJUSTMENTS    PRO FORMA
                                                                                -----------    -----------   ------------
                                                                                (unaudited)

ASSETS
Current assets:
     Cash and cash equivalents                                                   $  4,731      $   378         $  5,109
     Receivables  (net of allowance for doubtful receivables)                      11,544       (1,000)(b)       10,544
     Development contracts in process                                               2,318            0            2,318
     Prepaid expenses and other current assets                                        642         (311)(c)          331
                                                                                 --------      -------         --------

               Total current assets                                                19,235         (933)          18,302
                                                                                 ========      =======         ========

Restricted investments                                                              2,543         (135)(c)        2,408
Property and equipment, net                                                        25,202       (3,880)(c)       21,322
Goodwill, net                                                                      15,149         (251)(c)       14,898
Purchase option deposits                                                            5,007            0            5,007
Other assets                                                                        1,995        2,023 (d)        4,018
                                                                                 --------      -------         --------
               Total assets                                                      $ 69,131      ($3,176)        $ 65,955
                                                                                 ========      =======         ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                           $    616      $     0         $    616
     Accounts payable                                                               8,007            0            8,007
     Accrued payroll                                                                2,294            0            2,294
     Accrued expenses                                                               5,258            0            5,258
                                                                                 --------      -------         --------
               Total current liabilities                                           16,175            0           16,175
Long-term debt, net of current portion                                             14,803       (5,400)(f)        9,403
Straight-line lease liability                                                       3,427       (1,425)(c)        2,002
Deferred revenue and other liabilities                                                797        3,649 (c)        4,446
                                                                                 --------      -------         --------
               Total liabilities                                                   35,202       (3,176)          32,026
                                                                                 --------      -------         --------

Stockholders' equity:
     Preferred stock, Series C $.001 par value; authorized-5,000,000 shares;
      3,300,000 outstanding                                                                          0               0
     Preferred stock, Series A;  authorized - 1,150,958 shares;
        None outstanding                                                                             0               0
     Common stock, $.001 par value; authorized - 50,000,000
        shares; issued and outstanding - 16,722,847 shares at
        September 30, 1999 and June 30, 1999                                           17            0               17
     Additional paid-in capital                                                    63,814            0           63,814
     Accumulated deficit                                                          (29,902)           0          (29,902)
                                                                                 --------      -------         --------
               Total stockholders' equity                                          33,929            0           33,929
                                                                                 --------      -------         --------
               Total liabilities and stockholders' equity                        $ 69,131      ($3,176)        $ 65,955
                                                                                 ========      =======         ========

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1999
                             (Dollars in thousands)

MISSOURI DIVESTITURE
--------------------


(a)     Represents the cash proceeds received from the divesture, as follows:

        Sale price                                                   $ 9,200
        Consideration received in the form of promissory notes      ($ 2,525)
        Closing costs                                                   (897)
        Repayment on working capital line of credit                   (5,400)
                                                                    --------

            Total pro forma adjustment                               $   378
                                                                    ========

(b)     Represents a provision for uncollectible accounts.

(c) Represents the sale of the Missouri operations, fixed assets and certain prepaid expenses and other assets for an estimated net gain on the sale of $3,649.

(d) Represents the promissory notes of $2,525,000 received as partial consideration for the sale, net of existing other assets sold.

(e) Represents repayment on the Company's working capital line of credit, pursuant to the Loan and Security Agreement between the Company and certain of its wholly owned subsidiaries and Heller Healthcare Finance, Inc., for two of the divested properties which were pledged as collateral.

                               UNAUDITED PRO FORMA
                    CONSOLIDATED STATEMENT OF OPERATIONS FOR
                      THE YEAR ENDED JUNE 30, 1999 AND THE
                        QUARTER ENDED SEPTEMBER 30, 1999
                    (DOLLARS AND SHARE AMOUNTS IN THOUSANDS)

                                                                             QUARTER ENDED SEPTEMBER 30, 1999
                                                                        --------------------------------------------
                                                                                        PRO FORMA      CONSOLIDATED
                                                                         ACTUAL        ADJUSTMENTS      PRO FORMA
                                                                        --------       -----------     ------------
                                                                      (unaudited)
Revenues:
     Patient services                                                    $11,045         ($8,806)         $2,239
     Resident services                                                     6,895            (919)          5,976
     Development fees                                                        397               0             397
     Management fees                                                          99              (4)             95
     Other revenues                                                           41             (14)             27
                                                                         --------        --------         -------
Total revenues                                                            18,477          (9,743)          8,734
                                                                         --------        --------         -------

Operating expenses:
     Facility operating expenses:
          Salaries, wages and benefits                                     8,821          (4,836)          3,985
          Other operating expenses                                         5,429          (3,341)          2,088
     Development, general and administrative expense                       2,594            (425)          2,169
     Provision for losses on development activities                                            0               0
     Provision for losses under shortfall funding agreements                 800               0             800
     Provision for losses under severance agreements                                           0               0
     Bad debt expense                                                                          0               0
     Lease expense                                                         3,439          (1,483)          1,956
     Depreciation and amortization expense                                   740            (102)            638
                                                                         --------        --------         -------
Total operating expenses                                                  21,823         (10,187)         11,636
                                                                         --------        --------         -------
          Income (loss) from operations                                   (3,346)            444          (2,902)

Other income (expense):
     Interest and other income                                                57              55 (a)         112
     Interest expense                                                       (399)            130 (b)        (269)
     Gain (loss) on sale of assets                                             0               0               0
                                                                         --------        --------         -------
          Income (loss) before income taxes and extraordinary item        (3,688)            629          (3,059)
Provision for income taxes                                                     2               0               2
                                                                         --------        --------         -------
          Income (loss) before extraordinary item                         (3,690)            629          (3,061)
Extraordinary loss on extinguishment of debt                                (739)            739               0
                                                                         --------        --------         -------
          Net income (loss)                                               (4,429)          1,368          (3,061)
                                                                         --------        --------         -------

Basic earnings (loss) per share:
     Income before extraordinary item                                     ($0.22)                         ($0.18)
                                                                         ========                         =======
     Net income (loss)                                                    ($0.26)                         ($0.18)
                                                                         ========                         =======
Diluted earnings (loss) per share:
     Income before extraordinary item                                     ($0.22)                         ($0.18)
                                                                         ========                         =======
     Net income (loss)                                                    ($0.26)                         ($0.18)
                                                                         ========                         =======
Weighted average shares - basic                                           16,723                          16,723
                                                                         ========                         =======
Weighted average shares - diluted                                         16,723                          16,723
                                                                         ========                         =======

                                                                           YEAR ENDED JUNE 30, 1999
                                                                    --------------------------------------------
                                                                                   PRO FORMA      CONSOLIDATED
                                                                      ACTUAL       ADJUSTMENTS       PRO FORMA
                                                                     ---------     -----------    ------------
                                                                     (audited)
Revenues:
     Patient services                                                 $47,999       ($38,474)          $9,525
     Resident services                                                 22,748         (3,370)          19,378
     Development fees                                                   6,288              0            6,288
     Management fees                                                    1,117             (4)           1,113
     Other revenues                                                       294           (211)              83
                                                                     ---------      ---------        ---------
Total revenues                                                         78,446        (42,059)          36,387
                                                                     ---------      ---------        ---------

Operating expenses:
     Facility operating expenses:
          Salaries, wages and benefits                                 32,994        (18,878)          14,116
          Other operating expenses                                     22,480        (15,266)           7,214
     Development, general and administrative expense                   12,781         (2,035)          10,746
     Provision for losses on development activities                    13,050              0           13,050
     Provision for losses under shortfall funding agreements            4,660              0            4,660
     Provision for losses under severance agreements                    1,600              0            1,600
     Bad debt expense                                                   2,044              0            2,044
     Lease expense                                                     10,715         (5,921)           4,794
     Depreciation and amortization expense                              2,145           (283)           1,862
                                                                     ---------      ---------        ---------
Total operating expenses                                              102,469        (42,383)          60,086
                                                                     ---------      ---------        ---------
          Income (loss) from operations                               (24,023)           324          (23,699)

Other income (expense):
     Interest and other income                                            780             67 (c)          847
     Interest expense                                                    (647)           370             (277)
     Gain (loss) on sale of assets                                       (302)             0             (302)
                                                                     ---------      ---------        ---------
          Income (loss) before income taxes and extraordinary item    (24,192)           761          (23,431)
Provision for income taxes                                               (555)             0             (555)
                                                                     ---------      ---------        ---------
          Income (loss) before extraordinary item                     (23,637)           761          (22,876)
Extraordinary loss on extinguishment of debt                                               0                0
                                                                     ---------      ---------        ---------
          Net income (loss)                                          ($23,637)          $761         ($22,876)
                                                                     ---------      ---------        ---------

Basic earnings (loss) per share:
     Income before extraordinary item                                  ($1.41)                         ($1.37)
                                                                     =========                       =========
     Net income (loss)                                                 ($1.41)                         ($1.37)
                                                                     =========                       =========
Diluted earnings (loss) per share:
     Income before extraordinary item                                  ($1.41)                         ($1.37)
                                                                     =========                       =========
     Net income (loss)                                                 ($1.41)                         ($1.37)
                                                                     =========                       =========
Weighted average shares - basic                                        16,713                          16,713
                                                                     =========                       =========
Weighted average shares - diluted                                      16,713                          16,713
                                                                     =========                       =========

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


THREE MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------
(Dollars and shares in thousands)

a) Represents interest income on the promissory notes received as part of the total consideration in the divestiture of the Missouri operations, net of the elimination of interest income on divested operations, calculated as follows:

                                                          Annual
                                             Principal     Rate      Interest
                                             ---------    ------     --------
        Promissory Note                       $  525      10.00%       $ 13

        Second Promissory Note                $2,000       8.75%         44
                                                                       ----

        Interest on promissory notes                                     57

        Interest from divested operations                                (2)
                                                                       ----

        Pro forma adjustment                                           $ 55
                                                                       ====

b) Represents the elimination of interest expense resulting from debt repayment pursuant to a loan and security agreement in which two of the divested properties which were pledged as collateral plus interest expense for the divested operations, calculated as follows:

        Average outstanding borrowing base generated by
            the pledged divested properties                     $ 5,400
        Interest rate                                             10.75%
        Number of months outstanding                                  2
                                                                -------
            Interest reduction on line of credit                $    97

        Interest relating to divested operations                     33
                                                                -------

        Pro forma adjustment                                    $   130
                                                                =======

YEAR ENDED JUNE 30, 1999
-------------------------------------
(Dollars and shares in thousands)

c) Represents interest income on promissory notes received as part the total consideration received from the divestiture of the Missouri operations, net of the elimination of interest income on divested operations, calculated as follows:

                                                          Annual
                                             Principal     Rate      Interest
                                             ---------    ------     --------
        Promissory Note                       $  525      10.00%      $   53

        Second Promissory Note                $2,000       8.75%         175
                                                                      ------

            Interest on promissory notes                                 228

        Interest from divested operations                               (161)
                                                                      ------

        Pro forma adjustment                                          $   67
                                                                      ======

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           BALANCED CARE CORPORATION

                                           /s/     Brad E. Hollinger
                                           -------------------------

Date:    January 27, 2000             By:  Brad E. Hollinger
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         10.1 Asset Purchase Agreement dated October 15, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.2 First Amendment to Asset Purchase Agreement dated October 21, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.3 Second Amendment to Asset Purchase Agreement dated November 30, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.4 Third Amendment to Asset Purchase Agreement dated December 31, 1999 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.5 Fourth Amendment to Asset Purchase Agreement dated January 7, 2000 by and between Balanced Care Corporation and certain subsidiaries and Christian Health Care of Missouri, Inc. (filed herewith)

         10.6 Promissory Note (First) dated January 12, 2000 made by Christian Health Care of Missouri, Inc., Christian Health Care Terraces, Inc., Regional Care of Nevada, LLC, Regional Care of Republic, LLC and Cornerstone Health Care, Inc. in favor of Balanced Care Corporation (filed herewith)

         10.7 Promissory Note (Second) dated January 12, 2000 made by Christian Health Care of Missouri, Inc., Christian Health Care Terraces, Inc., Regional Care of Nevada, LLC, Regional Care of Republic, LLC and Cornerstone Health Care, Inc. in favor of Balanced Care Corporation (filed herewith)

         10.8 Omnibus Assignment and Assumption Agreement, Amendment of Loan Documents, Amendment of Lease Documents, Termination of Lease Documents, Consent to Assignment and Confirmation of Guaranties dated as of January 12, 2000 by and among Hawthorn Health


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                  Properties, Inc., National Care Centers of Hermitage, Inc.,
                  National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc., Mt. Vernon Park Care Center West, Inc., BCC at Lebanon Care Center, Inc., BCC at Lebanon Park Manor, Inc., BCC at Nixa Park Center, Inc., BCC at Springfield Care Center, Inc., BCC at Mt. Vernon Park Care Center, Inc., BCC at Mt. Vernon Park Care Center West, Inc., BCC at Hermitage Park Care Center, Inc., Balanced Care Corporation, Dixon Management, Inc., Meditrust Mortgage Investments, Inc., Christian Health Care of Missouri, Inc., Cornerstone Properties Investment II, LLC, Cornerstone Health Care, Inc., Christian Health Care Personnel Services, Inc., Christian Health Care, Inc., Christian Health Care of Hermitage, Inc., Christian Health Care of Lebanon North, Inc., Christian Health Care of Springfield West Park, Inc., Christian Health Care of Springfield West, Inc., Christian Health Care of Lebanon South, Inc., Christian Health Care of Springfield East, Inc., Christian Health Care of Nixa, Inc. and Alington D. Kilgore (filed herewith)

         10.9 Guaranty (BCC) dated as of January 12, 2000 given by Balanced Care Corporation in favor of Meditrust Mortgage Investments, Inc. (filed herewith)

         10.10 Termination Agreement dated as of January 12, 2000 by and among Meditrust Mortgage Investments, Inc., New Meditrust Company LLC, Hawthorn Health Properties, Inc., National Care Centers of Hermitage, Inc., National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc., Mt. Vernon Park Care Center West, Inc., Balanced Care Corporation, Dixon Management, Inc. and Balanced Care at Stafford, Inc. (filed herewith)

         10.11 Cross-Default Agreement dated as of January 12, 2000 by and among Balanced Care at Stafford, Inc., New Meditrust Company LLC, Meditrust Mortgage Investments, Inc. and Balanced Care Corporation (filed herewith)

         10.12 Option Agreement by and among New Meditrust Company LLC, IPC Advisors S.a.r.l. and Balanced Care Corporation dated as of December 30, 1999 (incorporated by reference to Exhibit 10.2 to the Company's 8-K dated December 15, 1999)


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